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                                                                    Exhibit 23.0


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of GS Financial Corp. on Form S-8 (Registration No. 333-70905) of our report dated January 26, 2006, relating to the consolidated financial statements of GS Financial Corp., which appears in this Form 10-K.



/s/ LaPorte, Sehrt, Romig, & Hand
A Professional Accounting Corporation

Metairie, Louisiana
March 30, 2006